Condensed Financial Statements of Kentucky First Federal Bancorp - Schedule of Statements of Cash Flows (Details) - Kentucky First Federal Bancorp [Member] - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2025	Jun. 30, 2024
Cash flows from operating activities:
Net Income (Loss)	$ 132	$ (1,721)
Adjustments to reconcile net earnings to net cash provided by operating activities:
Excess (deficit) distributions over earnings (undistributed earnings from consolidated subsidiaries	(43)	1,320
Increase (decrease) in cash due to changes in:
Prepaid expenses and other assets	85	333
Other liabilities	(29)	(23)
Net cash provided (used) by operating activities	145	(91)
Cash flows from financing activities:
Dividends paid on common stock		(670)
Net cash used in financing activities		(670)
Net increase (decrease) in cash and cash equivalents	145	(761)
Beginning cash and cash equivalents	369	1,130
Ending cash and cash equivalents	$ 514	$ 369